UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2023

METAVESCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	811-08387	54-1694665
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

410 Peachtree Pkwy, Suite 4245
Cumming, GA	30041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 341-5898

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Restore Franchise Group, LLC, Loan Agreement

On July 10, 2023, Metavesco, Inc. (the “Company”), entered into a Loan Agreement (the “Loan Agreement”) with Restore Franchise Group, LLC (the “Lender”), a limited liability company, duly organized, in good standing and existing under the laws of the state of Georgia. The Lender is wholly owned by Ryan Schadel, the Chief Executive Officer, sole director and majority stockholder of the Company.

According to the terms of the Loan Agreement, (i) the Lender promises to loan thirty thousand dollars USD ($30,000) to the Company and the Company promises to repay this principal amount to the Lender, with interest payable on the unpaid principal at the rate of 3% per annum, compounded yearly; (ii) the thirty thousand dollars USD ($30,000) will be repaid in full within 1 year from the execution of the Loan Agreement, or July 10, 2024; (iii) in the event the Company defaults on the performance its obligations under the Loan Agreement, the Lender may declare the principal amount then owed under Loan Agreement at the time of default to be immediately due and payable; (iv) the Loan Agreement is governed by the laws of the State of Nevada; (iiv) all costs, expenses and expenditures including, and without limitation, the complete legal costs incurred for the enforcement of the Loan Agreement as a result of any default by the Company, shall be added to the principal then outstanding and will immediately be paid by the Company.

The foregoing descriptions of the Loan Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed herewith as Exhibit 10.1, and to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Loan Agreement is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

10.1	Loan Agreement, dated as of July 10, 2023, by and between Metavesco, Inc. and Restore Franchise Group, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2023	METAVESCO, INC.

	By:	/s/ Ryan Schadel
RYAN SCHADEL
Chief Executive Officer Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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